EXHIBIT 99.3

                             AMENDMENT NO. 1 TO THE
                          REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of October 18, 1999 to the Registration Rights Agreement dated May 28, 1999 (the "Original Agreement") among Successories, Inc., an Illinois corporation (the "Company"), and the holders of Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock"). This Amendment is entered into by and among the Company and all of the holders of the Series A Preferred Stock and Series B Preferred Stock (as defined herein).

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company previously granted to the holders of Series A Preferred Stock of the Company, pursuant to the Original Agreement, certain rights to register for sale the shares of Common Stock issuable to such holders upon conversion of the Series A Preferred Stock or issued as dividends on or otherwise in respect of the Series A Preferred Stock;

     WHEREAS, the Company is issuing and selling 101,667 shares of Series B Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series B Preferred Stock") and desires to grant to the purchasers thereof the same rights to register their shares that previously has been granted to the holders of Series A Preferred Stock pursuant to the Original Agreement; and

     WHEREAS, the Company and the holders of the Series A Preferred Stock and Series B Preferred Stock desire to amend the Original Agreement to set forth the terms and conditions on which the Company may be obligated to register for sale the shares of Common Stock issuable to the Stockholders (as defined herein) upon conversion of the Series A Preferred Stock and Series B Preferred Stock or issued as dividends on or otherwise in respect of such shares, according to the terms thereof.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. Definitions. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement. The following terms defined in the Original Agreement are hereby amended, to the extent set forth below:

          "Stockholders" means, collectively, the holders of the Preferred Stock and, individually, any holder of Preferred Stock, who or which is a signatory to this Amendment.


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          "Preferred Stock" means the 503,092 shares of Series A Convertible
     Preferred Stock, par value $.01 per share, of the Company and the 101,667 shares of Series B Convertible Preferred Stock, par value $.01 per share, of the Company.

By virtue of these amended definitions, it is the intention of the parties hereto that the term "Holders" as used in the Original Agreement include the holders of Series A Preferred Stock and the holders of Series B Preferred Stock and that the term "Registrable Securities" include all shares of Common Stock issuable upon conversion of the Series A Preferred Stock and Series B Preferred Stock, or issued as dividends on or otherwise in respect of such shares.

     2. Right to Elect Directors. Section 15(a) of the Original Agreement is hereby amended and restated in its entirety to read:

          (a) Board Nominees. For so long as any shares of Preferred Stock remain outstanding, the Company (i) shall use its best efforts to nominate three (3) persons designated by the Holders of a majority of the Preferred Stock, voting together as a single class, for election to the Board of Directors of the Company and to the classes of director (Class I, II or III) designated by such Holders, and (ii) shall take all actions necessary and use all reasonable endeavors (including obtaining the consent of the officers, directors, significant stockholders and affiliates of the Company) to ensure the election of such three (3) persons to the Board of Directors.

     3. Voting Mechanics. Whenever the request, consent or approval of the Holders of a majority or other specified percentage of the Preferred Stock is required under the Original Agreement, the presence or absence of request, consent or approval shall be determined based upon the vote of the Holders of the Preferred Stock voting together as a single class.

     4. Waiver and Consent of Series A Holders. Each party to this Amendment who or which owns Series A Preferred Stock hereby:

          (a) acknowledges receipt of written notice of the proposed issuance and sale of 101,667 shares of Series B Preferred Stock in consideration for an aggregate purchase price of $1,525,005.00 (the "Offering");

          (b) acknowledges that, upon completion of the Offering, the Series B Preferred Stock will have the rights and privileges set forth in the Amended and Restated Certificate of Designation of Series A and Series B Convertible Preferred Stock of the Company, in substantially the form attached hereto as Exhibit A, which rights are equal or superior to the rights and preferences of the Series A Preferred Stock;

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          (c) waives its or his preemptive rights, pursuant to Section 6 of the
     Certificate of Designation of Series A Preferred Stock of the Company as in effect immediately prior to the Offering (the "Current Certificate"), to purchase shares of Series B Preferred Stock of the Company in connection with, or otherwise to participate in, the Offering; provided, however, that this waiver is effective only with respect to the Offering and such party does not waive any preemptive rights it or he may have with respect to any future offering or sale of preferred stock or other securities of the Company;

          (d) waives its or his rights, pursuant to Section 4(e) of the Current Certificate, to require the Company to reduce the Conversion Price of the Series A Preferred Stock to reflect the issuance and sale of the Series B Preferred Stock in the Offering; and

          (e) pursuant to Section 5(c) of the Current Certificate, consents to and approves of the filing by the Company of the Amended and Restated Certificate of Designation, with substantially the terms attached hereto as Exhibit A, the creation of the Series B Preferred Stock and consummation of the Offering.

     5. Ratification of Original Agreement. Except to the extent that the Original Agreement is modified or amended by this Amendment, the terms and provisions of the Original Agreement are hereby ratified and confirmed for all purposes and in all respects. The holders of the Series B Preferred Stock agree to be bound by the terms and conditions of the Original Agreement, as amended hereby, and are entitled to all of the rights and benefits thereof.

     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois, without regard to its principals regarding conflicts of law.

     7. Counterparts. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, such provision shall be severed and the remaining provisions hereof shall be enforced to the extent possible or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability thereof shall not affect the validity, legality or enforceability of the remaining provisions of this Agreement.

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     9.   Assignment. This Amendment and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, legal representatives, permitted successors and permitted assigns. Except as expressly provided herein, no party may assign its rights or obligations under this Amendment without the prior written consent of the other party.




                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the
Registration Rights Agreement as of the date first above written.


                                   THE COMPANY:
                                   -----------

                                   SUCCESSORIES, INC.

                                   By:  /s/ Steven D. Kuptsis
                                      ------------------------------------------
                                      Steven D. Kuptsis,
                                      Senior VP and Chief Financial Officer


                                   STOCKHOLDERS:
                                   ------------

                                   HARVEY L. MILLER REVOCABLE TRUST
                                   DATED JANUARY 21, 1983

                                   By:  /s/ Harvey L. Miller
                                      ------------------------------------------
                                      Harvey L. Miller, not individually
                                      but solely as trustee


                                   JACK MILLER FAMILY LIMITED
                                   PARTNERSHIP #1

                                   By: Jack Miller Trust Dated January 18, 1984,
                                       its general partner


                                   By:  /s/ Jack Miller
                                      ------------------------------------------
                                      Jack Miller, not individually but solely
                                      as trustee of the general partner


                                   /s/ Gary J. Rovansek
                                   ---------------------------------------------
                                   Gary J. Rovansek


      [Signature Page to Amendment No. 1 to Registration Rights Agreement]


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                                   HOWARD I. BERNSTEIN DECLARATION OF
                                   TRUST DATED APRIL 28, 1987

                                   By:  /s/ Howard I. Bernstein
                                      ------------------------------------------
                                      Howard I. Bernstein, trustee



                                   /s/ Eric Achepohl
                                   ---------------------------------------------
                                   Eric Achepohl





      [Signature Page to Amendment No. 1 to Registration Rights Agreement]